FOURTH
                    AMENDED AND RESTATED
                  TITLE CLEARING AGREEMENT
                         (COLORADO)


     This Fourth Amended and Restated Title Clearing Agreement is made and entered into as of July 31, 1996, by and among Fairfield Communities, Inc., a Delaware corporation (referred to herein as "FCI"); Fairfield Acceptance Corporation, a Delaware corporation and wholly-owned subsidiary of FCI (referred to herein as "FAC"); Colorado Land Title Company, a Colorado corporation (referred to herein as "Nominee"); The First National Bank of Boston, Boston, Massachusetts (hereinafter defined as "FNBB"), as agent and lender to FCI pursuant to the FCI Boston Loan Agreement (as hereinafter defined); FNBB, as agent and lender to FAC pursuant to the FAC Boston Loan Agreement (as hereinafter defined); First Commercial Trust Company, N.A., Little Rock, Arkansas, as trustee (referred to herein as "1993-A Trustee"), pursuant to the 1993-A Pledge Agreement (as hereinafter defined); and Capital Markets Assurance Corporation, a New York Stock insurance company, as collateral agent (referred to herein as "Triple-A Collateral Agent") pursuant to the Triple-A Credit Agreement (as hereinafter defined). This Agreement is made in lieu of and supersedes that certain Third Amended and Restated Title Clearing Agreement dated as of March 28, 1995, by and among certain of the parties hereto, which agreement is hereby canceled.

                    W I T N E S S E T H:

     WHEREAS, FCI is engaged in the development of a certain resort and recreational project known as Fairfield Pagosa, Archuleta County, Colorado, and certain other resorts and recreational projects not subject hereto; and has sold and continues to sell subdivided Lots (as hereinafter defined) and Intervals (as hereinafter defined) to purchasers by way of contract agreements and installment notes ("Sales Contracts") whereby the purchaser is permitted to finance the purchase price for said Lots and Intervals over a period of time; and

     WHEREAS, FNBB is the primary lender responsible for financing the development of FCI projects and in connection therewith has obtained a security interest in certain Sales Contracts as security for the repayment of the borrowings of FCI under the FCI Boston Loan Agreement and of FAC under the FAC Boston Loan Agreement, and FNBB has further taken underlying encumbrances against certain of the Properties (as hereinafter defined) and certain other properties not subject to this Agreement at the various FCI projects as security for repayment of the borrowings of FCI under the FCI Boston Loan Agreement and of FAC under the FAC Boston Loan Agreement, which underlying encumbrances on the Properties have provisions for release for the protection of the purchasers of Lots and Intervals, said releases to be given under conditions as set forth therein; and

     WHEREAS, FCI and FAC have entered into arrangements for the sale by FCI to FAC of certain Sales Contracts and other receivables pursuant to a Third Amended and Restated
Operating  Agreement   dated  as  of  December 8,  1994,  as
amended; and

     WHEREAS, FAC has sold certain Sales Contracts to Fairfield Funding Corporation, a Delaware corporation (referred to herein as "FFC"), which Sales Contracts have in turn been pledged by FFC to the 1993-A Trustee pursuant to the 1993-A Pledge Agreement; and

     WHEREAS, FAC has sold certain Sales Contracts to Fairfield Capital Corporation, a Delaware corporation (referred to herein as "FCC"), pursuant to an Amended and Restated Receivables Purchase Agreement, dated as of July 31, 1996 (the "Triple-A Purchase Agreement") which Sales Contracts have in turn been pledged by FCC to the Triple-A Collateral Agent for the benefit of itself, Triple-A One Funding Corporation, a Delaware corporation (referred to herein as "Triple-A") and The First National Bank of Boston, as L/C Bank ("L/C Bank"), pursuant to the Triple-A Credit Agreement; and

     WHEREAS, FNBB (i) has released its lien upon and its interest in the Sales Contracts and the underlying Lots and Intervals pledged to the 1993-A Trustee and (ii) has released, or will have released its lien upon and its interest in, the Sales Contracts and the underlying Lots and Intervals as a prior condition to their being pledged to the Triple-A Collateral Agent; and

     WHEREAS, the parties hereto are desirous of establishing a title clearing mechanism for the purpose of providing a convenient method of holding and conveying title to the Properties, releasing encumbrances thereon and protecting the interest of the various parties hereto as their interest may appear;

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1.   Definitions.  For the  purposes of this Agreement,
          ----------
the following words and terms shall have the following meanings unless the context clearly indicates otherwise:

     FAC   means,   as  appropriate,   Fairfield  Acceptance
     ---
Corporation, individually or in its capacity as servicer under the 1993-A Pledge Agreement or the Triple-A Credit
Agreement.

     FAC Boston  Loan Agreement means the  Third Amended and
     --------------------------
Restated Revolving Credit Agreement, dated as of September 28, 1993, between FAC and FNBB, as amended pursuant to the First Amendment to Third Amended and Restated Revolving Credit Agreement, dated as of December 9, 1994, between FAC and FNBB, and as further amended by the Second Amendment to Third Amended and Restated Revolving Credit Agreement, dated as of December 19, 1994, between FAC and FNBB, as amended and in effect from time to time.

     FCC  means  Fairfield  Capital Corporation,  a Delaware
     ---
corporation.

     FCI  means  Fairfield  Communities,  Inc.,  a  Delaware
     ---
corporation.

     FCI  Boston  Loan  Agreement  means   the  Amended  and
     ----------------------------
Restated Revolving Credit Agreement, dated as of September 28, 1993, among FCI, Fairfield Myrtle Beach, Inc., Suntree Development Company, St. Andrews Management, Inc., Fairfield Suntree Realty, Inc., and FNBB, as amended pursuant to the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of May 13, 1994, as further amended by Consent Waiver and Agreement, dated as of September 23, 1994, as further amended by Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of December 9, 1994, as further amended by Third Amendment to Amended and Restated Revolving Credit Agreement, dated as of December 19, 1994, as further amended by Fourth Amendment to Amended and Restated Revolving Credit Agreement, dated as of November 20, 1995, and as further amended by Fifth Amendment to Amended and Restated Revolving Credit Agreement, dated as of January 25, 1996, among FCI, Fairfield Myrtle Beach, Inc., and FNBB, as amended and in effect from time to time.

     FFC  means  Fairfield  Funding Corporation,  a Delaware
     ---
corporation.

     FNBB means, as appropriate,  The First National Bank of Boston,
     ----
as lender and agent for itself and such other lenders who may hereinafter become parties to the FCI Boston Loan
Agreement, and The First National Bank of Boston, as lender and agent for itself and such other lenders who may hereinafter become parties to the FAC Boston Loan Agreement.

     Intervals means those timeshare intervals created or to
     ---------
be created in the Properties conveyed to Nominee in connection herewith, as more fully set forth in Schedule A attached hereto and made a part hereof, as amended from time to time, and all such Properties subsequently conveyed to Nominee in the continuance of this Agreement. Intervals are created in the Properties pursuant to the filing of regime documents creating an underlying ownership interest which is the subject of a Sales Contract, which ownership interest consists of either (a) a fixed week or undivided interest in fee simple in a lodging unit or group of lodging units at the Project, or (b) an undivided leasehold interest in any lodging unit located at the Pagosa Mountain Meadows timeshare regime at the Project.

     L/C Bank  means  The First National Bank of  Boston, as
     --------
L/C Bank under the Triple-A Credit Agreement.

     Loan  Agreement  means,  as  appropriate,  (i) the  FCI
     ---------------
Boston Loan Agreement,  (ii) the FAC Boston  Loan Agreement,
(iii) the  1993-A  Pledge Agreement,  or  (iv)  the Triple-A
Credit Agreement.

     Lots  means all  the subdivided  lots created or  to be
     ----
created in the Properties conveyed to Nominee in connection herewith, as more fully set forth in Schedule A attached hereto and made a part hereof, as amended from time to time, and all such Properties subsequently conveyed to Nominee in the continuance of this Agreement.

     Mortgage  means a deed  of trust, deed  to secure debt,
     --------
vendor's lien, mortgage or any other instrument typically considered to be a mortgage.

     Operating  Agreement  means   the  Third  Amended   and
     --------------------
Restated Operating Agreement dated as of December 9, 1994, between FCI and FAC, as amended.

     1993-A Pledge  Agreement means that  certain Pledge and
     ------------------------
Servicing Agreement dated as of September 28, 1993, by and among FAC, as Servicer, FFC, as Issuer, 1993-A Trustee, as Trustee, and Texas Commerce Trust Company, as Standby
Servicer, relating to the issuance by FFC of certain Interval Ownership and Lot Contract Pay-Through Notes, Series 1993-A.

     POA   means   timeshare   associations   organized   in
     ---
connection with the establishment of timesharing projects at the various FCI projects and other property owners associations which may have been organized in connection with the platting or subdividing of vacant lots at the various FCI projects.

     Project  means  the  recreational/retirement  community
     -------
commonly referred to as Fairfield Pagosa being developed by FCI and such other projects as the parties hereto may by mutual agreement add to this Agreement.

     Properties means  those Lots  and Intervals located  on
     ----------
the property described in Schedule A attached hereto, as amended from time to time. The Mortgages on the Properties in favor of FNBB are listed in Schedule B attached hereto, as amended from time to time.

     Purchasers   means  those   individuals,  partnerships,
     ----------
corporations or other entities who have entered into a Sales
Contract with FCI for the purchase of a Lot or Interval at the Project.

     Sales Contracts  means  those contract  agreements  and
     ---------------
installment notes, including promissory notes secured by Mortgages, heretofore entered into and hereinafter to be entered into between FCI and various Purchasers for the purchase of a Lot or Interval and for which the total purchase price has not been paid by the Purchaser.

     Secured  Party means  FNBB, the  1993-A Trustee  or the
     --------------
Triple-A Collateral Agent, as applicable.

     Triple-A  means Triple-A  One  Funding  Corporation,  a
     --------
Delaware corporation.

     Triple-A   Collateral   Agent  means   Capital  Markets
     -----------------------------
Assurance Corporation, a New York Stock insurance company, as collateral agent for the benefit of itself, Triple-A and L/C Bank pursuant to the Triple-A Credit Agreement.

     Triple-A  Credit Agreement  means that  certain Amended
     --------------------------
and Restated Credit Agreement dated as of July 31, 1996, by and among FAC, as servicer, FCI, FCC, as borrower, Triple-A Collateral Agent, L/C Bank, and Triple-A, relating to loans to be made by Triple-A to FCC.

     Triple-A Intervals  means  those Intervals  which  give
     ------------------
rise to certain Sales Contracts pledged, assigned and transferred to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Intervals are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

     Triple-A  Lots  means those  Lots  which  give rise  to
     --------------
certain Sales Contracts pledged, assigned and transferred to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. The Triple-A Lots are listed on Schedule D attached to this Agreement and made a part hereof, as amended from time to time.

     1993-A  Trustee means  First Commercial  Trust Company,
     ---------------
N.A.,  Little Rock,  Arkansas, as  trustee under  the 1993-A
Pledge Agreement.

     1993-A Trust Intervals means those Intervals which give
     ----------------------
rise to certain Sales Contracts pledged, assigned and transferred to the 1993-A Trustee pursuant to the 1993-A Pledge Agreement. The 1993-A Trust Intervals are listed on Schedule C attached to this Agreement and made a part hereof, as amended from time to time.

     1993-A Trust Lots means  those Lots which give  rise to
     -----------------
certain Sales Contracts pledged, assigned and transferred to the 1993-A Trustee pursuant to the 1993-A Pledge Agreement. The 1993-A Trust Lots are listed on Schedule C attached to this Agreement and made a part hereof, as amended from time to time.

     2.   Transfer  of  Properties  to  Nominee.    FCI,  by
          -------------------------------------
various deeds, has transferred fee simple title to the Properties identified on Schedule A to Nominee, subject to those Mortgages identified on Schedule B. Nominee agrees to accept and hold legal title to said Properties in accordance with the terms, provisions and conditions of this Agreement and for the benefit of FCI, FAC and the related Secured Party, as their interests may appear. Except for those Properties for which the beneficial interest has been transferred to FFC or FCC and subsequently pledged to the 1993-A Trustee or the Triple-A Collateral Agent, respectively, the beneficial interest in all the Properties underlying Sales Contracts conveyed to Nominee pursuant to this Agreement shall be in FCI, and at such time as the Sales Contracts are transferred to FAC pursuant to the Operating Agreement, the beneficial interest in the Properties underlying those Sales Contracts transferred to FAC shall pass to FAC with the transference of said Sales Contracts. In the event FCI elects to repurchase Sales Contracts previously transferred to FAC, the beneficial interest in the Properties will be re-transferred to FCI by FAC when those Sales Contracts are transferred from FAC back to FCI, all in accordance with the Operating Agreement.

Although Nominee shall be advised of the transference of Sales Contracts and the beneficial interest in the Properties underlying the Sales Contracts, Nominee shall not be held liable by any party hereto for acting in good faith on the written instructions of FCI or FAC even though there may be a mistake as to the proper owner of the beneficial interest underlying the Sales Contracts.

     3.   Title Ownership and Responsibility of Nominee.
          ----------------------------------------------
     (a) Nominee acknowledges that notwithstanding the fact that it will be the record owner of the fee simple title to the Properties, its ownership is subject in all respects to the provisions of this Agreement, those Mortgages identified on Schedule B hereto, and the terms and conditions of the Loan Agreements. Nominee further acknowledges that it holds fee simple title to the Properties for the benefit of the other parties hereto and shall have no equitable rights in the Properties nor any right to the income or profits to be derived therefrom.

     (b) Nominee's function and responsibility during the existence of this Agreement will be to (i) hold record title to the Properties for the benefit of the other parties hereto, FFC and FCC, (ii) convey title as directed upon the written request of FCI or FAC, as applicable, as the beneficial owner at such time, and, if applicable, as servicer under the 1993-A Pledge Agreement or the Triple-A Credit Agreement, except as provided by Section 12 hereof;
(iii) contemporaneously with the conveyance of any of the Properties that qualify for deeding in accordance with the terms of the Sales Contracts, pursuant to authorization from the related Secured Party as set forth herein, cause with respect to such Properties such Secured Party's underlying
Mortgage,  if  any, to  be  released  of record;  (iv) where requested by FCI or a Purchaser, as the case may be, cause to be issued a title insurance policy to the Purchaser (provided all title requirements are properly met and the appropriate premium has been paid); and (v) execute such instruments as are required to be executed pursuant to Sections 11 and 13 hereof. Nominee may authorize a third party, including any employee of FCI or FAC, by power of attorney, to execute any instrument required by this Section 3(b).

     (c) Except to the extent expressly permitted herein, Nominee shall have no discretionary authority whatsoever to exercise any control over the Properties.

     (d) Except as set forth in Section 3(b), Nominee agrees that it will do nothing which will in any way impair, encumber or otherwise adversely affect in any manner the title to the Properties.

     (e) Nominee shall have no duties and responsibilities other than those set forth herein, and it shall act only at the direction of the parties hereto solely in accordance with the terms hereof. FCI, FAC, and each Secured Party hereby expressly do not delegate any discretionary duties or responsibilities to Nominee as are often times associated with a trustee acting pursuant to the terms and provision of a trust agreement.

     4.   Responsibility   of   FAC  or   FCI   Relating  to
          --------------------------------------------------
Conveyances by Nominee.
----------------------

     (a) FCI shall cause any construction or vendor's lien or blanket encumbrance (other than FNBB's Mortgages) to be released and shall be responsible for paying release prices to the proper party as necessary to secure the release of the Properties to be conveyed as provided herein.

     (b) FCI or FAC, as the case may be, shall prepare all such deeds, releases, assignments and other documents as may be necessary to carry out the purpose of this Agreement and to cause revenue or transfer tax stamps to be properly affixed as necessary to satisfy recording requirements, and shall cause all recording fees to be paid and all necessary instruments to be recorded in the appropriate real estate records. FCI and FAC agree that each will maintain all records necessary to identify beneficial ownership of the Properties.

     (c) FCI or FAC, as the case may be, shall be responsible for advising Nominee and the related Secured Party of all assignments of the Sales Contracts and underlying beneficial interests and all conveyances of the Properties, by furnishing copies of all such assignments and conveyances to Nominee and to such Secured Party. Such assignments and conveyances shall take the form of a "Document of Sale and Assignment of Beneficial Interest" or a "Document of Pledge and Assignment of Beneficial Interest," which shall identify those Sales Contracts and the underlying Properties giving rise to such Sales Contracts to be assigned or conveyed. Nominee shall be entitled to rely upon such "Document of Sale and Assignment of Beneficial Interest" and "Documents of Pledge and Assignment of Beneficial Interest" in determining beneficial ownership of and security interests in the Properties. It shall not be the responsibility of the Nominee to ensure that FCI and FAC comply with the provisions of this subsection (c).

     (d) FFC has provided Nominee with a copy of an assignment pledging and assigning all beneficial interest in the 1993-A Trust Intervals, the 1993-A Trust Lots and the related Sales Contracts (previously held by FAC and conveyed to FFC) to the 1993-A Trustee. FAC, as servicer under the 1993-A Pledge Agreement, or the 1993-A Trustee shall provide Nominee with copies of any future assignments of beneficial interest in the 1993-A Trust Intervals or the 1993-A Trust Lots, which assignments shall be in the form of a certificate and shall identify the 1993-A Trust Intervals, the 1993-A Trust Lots and related Sales Contracts assigned thereby. Any such assignment submitted to Nominee by FAC shall be accompanied by an approval, in writing, of the 1993-A Trustee. Upon receipt by the Nominee of any such certificates, (i) Schedule C shall automatically be deemed to be updated to exclude the 1993-A Trust Intervals and the 1993-A Lots covered by such certificates, (ii) Nominee shall be entitled to rely upon such certificates in determining beneficial ownership of the 1993-A Trust Intervals and the 1993-A Trust Lots covered by such certificates and (iii) the beneficial ownership of the 1993-A Trust Intervals and the 1993-A Trust Lots covered by such certificates shall be presumed to be in FCI or FAC, as applicable, and subject to the lien of FNBB under the Mortgages on Schedule B.

     (e) FCC has provided to Nominee on the Closing Date and Effective Restatement Date (as such terms are defined in the Triple-A Credit Agreement), and FCC will provide to Nominee on Contract Grant Dates (as defined in the Triple-A Credit Agreement), if any, occurring after the Effective Restatement Date, copies of releases and assignments evidencing (i) FNBB's release of its lien upon and its interest in the Triple-A Intervals, the Triple-A Lots and the related Sales Contracts, (ii) the transfer of all beneficial interest in the Triple-A Intervals, the Triple-A Lots and the related Sales Contracts from FAC to FCC pursuant to the Triple-A Purchase Agreement and (iii) the pledge and assignment of the Triple-A Intervals, the Triple-A Lots and the related Sales Contracts from FCC to the Triple-A Collateral Agent pursuant to the Triple-A Credit Agreement. Upon receipt by the Nominee of any such future releases and assignments, Schedule D shall automatically be deemed to be updated to include the Triple-A Intervals and the Triple-A Lots covered by such releases and assignments, and Nominee shall be entitled to rely upon such releases and assignments in determining beneficial ownership of the Triple-A Intervals and the Triple-A Lots covered thereby.

     FAC, as servicer under the Triple-A Credit Agreement, or the Triple-A Collateral Agent shall provide Nominee with copies of any future assignments from Triple-A Collateral Agent to FCC, FAC or FCI, as applicable, of beneficial interest in the Triple-A Intervals or the Triple-A Lots, which assignments shall be in the form of a certificate and shall identify the Triple-A Intervals, the Triple-A Lots and related Sales Contracts assigned thereby. To be effective, any such assignment submitted to Nominee by FAC shall be accompanied by an approval, in writing, of the Triple-A Collateral Agent. Upon receipt by the Nominee of any such certificates, (i) Schedule D shall automatically be deemed to be updated to exclude the Triple-A Intervals and the Triple-A Lots covered by such certificates, (ii) Nominee shall be entitled to rely upon such certificates in determining beneficial ownership of the Triple-A Intervals and the Triple-A Lots and (iii) the beneficial ownership of the Triple-A Intervals and the Triple-A Lots covered by such certificates shall be presumed to be in FCI or FAC, as applicable, and subject to the lien of FNBB under the Mortgages on Schedule B.

     5.   Conveyance and Release of Properties.
          ------------------------------------

     (a) At such time as a Purchaser has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Sales Contract, and/or has otherwise fully discharged all of the Purchaser's obligations and responsibilities required to be discharged as a condition to deeding, including the payment of all POA dues and assessments, FCI or FAC, as applicable, as the beneficial owner of the security interest in such property at such time or as servicer for a Secured Party which is the beneficial owner of the security interest in such property at such time, shall direct Nominee in writing to immediately cause to be released the related Secured Party's underlying Mortgage(s) with respect to such Properties, unless otherwise directed in writing by the related Secured Party(s) pursuant to Section 12 hereof, and forthwith shall deliver and record a properly executed Warranty Deed or Special Warranty Deed (with documentary stamps and recording fees to be paid by FCI or FAC as the case may be) conveying fee simple title to the Lot or Interval covered by such Sales Contract to the Purchaser. Within a reasonable time following the delivery of the Warranty Deed or Special Warranty Deed to Purchaser, a title insurance policy shall also be delivered (provided the Purchaser has paid for such in connection with his purchaser of the Properties involved).

     (b) Unless directed otherwise by a Secured Party, pursuant to Section 12 hereof (or otherwise), each Secured Party hereby authorizes and appoints Nominee as its agent to release such Secured Party's underlying Mortgages against any Properties upon receipt by Nominee of a written request for deeding by FCI or FAC, together with a certification by an authorized officer of FCI or FAC stating that all the conditions to the release from the Mortgage or Mortgages encumbering such Properties have been satisfied. Each Secured Party further agrees to execute any additional documents as may be necessary to be filed of record in order to verify Nominee's authority to release such Secured Party's Mortgages as provided herein.

     (c) All payments made by Purchasers pursuant to the terms of their Sales Contract shall be made directly to FCI, FAC, FFC or FCC, as the case may be, for the benefit of the relevant Secured Party, if any, pursuant to the terms of the related Loan Agreement. No payments are to be received by Nominee.

     6.   Default by  Purchaser.    Where  a  Purchaser  has
          ---------------------
recorded his/her Sales Contract and Purchaser defaults and otherwise refuses to reconvey legal or equitable title to Nominee, Nominee shall assign the recorded Sales Contract to FCI or FAC (as applicable, as the beneficial owner of such recorded Sales Contract, or, if applicable, as servicer under the 1993-A Pledge Agreement or the Triple-A Credit Agreement), for foreclosure or other appropriate action. Subject to the provisions of Section 12 hereof, Nominee may rely on the written request of FCI or FAC, as applicable, in regard to the assignment of said recorded Sales Contracts.

     7.   POA Voting Rights.  Voting rights in any POA which
          -----------------
may inure to the benefit of the Nominee as legal titleholder shall be assigned by Nominee to FCI or, at the option of FCI, FCI may require an irrevocable proxy be delivered unto it by Nominee so that FCI may continue to exercise all such voting rights.

     8.   Warranty as to Title.  FCI represents and warrants
          --------------------
unto Nominee that it has transferred fee simple title to the Properties to Nominee, and that its deeds of conveyance to Nominee convey to said Nominee title subject only to
(i) subdivision and condominium restrictions, covenants, etc., including timeshare declarations, (ii) road rights of way and easements, (iii) utility easements, (iv) the rights of Purchasers who have entered into the Sales Contracts,
(v) those Mortgages  set out on Schedule  B attached hereto,
(vi) other such miscellaneous restrictions, covenants and Mortgages as those enumerated above, and (vii) the terms of this Agreement.

     9.   Additional Properties.   From time to  time FCI or
          ---------------------
FAC may convey to Nominee additional platted lots and timeshare units or such acreage as FCI contemplates that it will plat or subdivide, to be held by Nominee as Properties subject to the terms and conditions of this Agreement, and all parties recognize that this Agreement shall be binding upon such additional Properties. Only platted lots and timeshare units or acreage which FCI contemplates will be platted or subdivided may be conveyed to Nominee, and such conveyances shall exclude, except as noted above, raw acreage and unplatted properties which may be owned from time to time by FCI or FAC, as the case may be. Nominee shall have the right to review all proposed conveyances to assure compliance with the provisions of this section and the terms of this Agreement; and in addition thereto, Nominee shall have the right to refuse to accept any conveyance of such additional platted lots and timeshare units if they are located in jurisdictions which prohibit Colorado Land Title Company from acting as Nominee under the terms and provisions of this Agreement.

     10.  Indemnification.     FCI   and  FAC   jointly  and
          ---------------
severally agree to indemnify and hold harmless Nominee from any and all claims, demands, actions or causes of action in any way relating to or arising out of the record ownership of the Properties or out of the good faith discharge by Nominee of any of the terms and conditions of this Agreement, including all costs and expenses of any nature that Nominee may incur. Each Secured Party shall indemnify and hold harmless Nominee from any and all claims, demands, actions or causes of action, including all costs and expenses of any nature that Nominee may incur in connection therewith, which relate to or arise out of any act or failure to act of the Nominee, which action or inaction was in good faith pursuant to and in reliance upon written instructions from such Secured Party to the Nominee. With respect to actions related to particular Properties, the parties hereto expressly acknowledge that Nominee shall be entitled to rely upon the written instructions of FCI, FAC or the Secured Party which has a first position lien on such Properties as set forth herein and in the Schedules hereto, and Nominee shall have no liability for any action taken in good faith in such reliance. FCI or FAC, as the case may be, shall reimburse Nominee for all costs, fees and expenses incurred by it relating to its serving as Nominee under the terms and provisions of this Agreement. It is the intent of the parties to insure that the Nominee shall incur no liability whatsoever in connection with the good faith performance of its functions under this Agreement, and in connection therewith, all parties hereto release and waive any claims they may have against Nominee which may result from the performance in good faith by Nominee of its responsibilities under this Agreement.

     11.  Mortgages,  Platting,  and  Reconveyance   of  the
          -------------------------------------------------
Properties.  Subject to the provisions of Section 12 hereof,
----------
upon written request of FCI, Nominee shall, except as to such Properties as FCI may have previously assigned or transferred beneficial interest, reconvey all or any portion of the Properties to FCI, subject to the Mortgages listed in Schedule B, for the purpose of granting construction Mortgages or for any other purpose for which FCI may require legal title; and further, Nominee agrees to execute such Mortgages covering such Properties, as requested in writing by FCI, to any Secured Party or such third parties as FCI may direct. Nominee further agrees to execute any and all documents, including plats, covenants and restrictions, as may be necessary to add and/or revise existing or new subdivisions with respect to the Properties.

     12.  Default Under  Loan Agreements.   In the  event of
          ------------------------------
default of FCI, FAC, FFC or FCC under any of the Loan Agreements, the related Secured Party shall notify Nominee in writing of such event at such time as notice of such default is given to FCI, FAC, FFC or FCC, as the case may be, which writing shall identify those Properties giving rise to Sales Contracts relating to the defaulted Loan Agreement and may further instruct Nominee that, with respect to those Properties, Nominee shall act only upon the written instructions of the related Secured Party and any prior lienholder with respect to such Properties and the related Sales Contracts, whereupon Nominee shall only take action with respect to the Properties identified in the notice, notwithstanding instructions of FCI, FAC, FFC or FCC to the contrary, as directed by the related Secured Party and any prior lienholder.

     The receipt of any notice of default shall relate only to the specific Loan Agreement identified therein. As to all other Loan Agreements, Nominee shall continue to act upon the written request of FCI, FAC, FNBB, the 1993-A Trustee or the Triple-A Collateral Agent, as the case may be, as to the Properties relating thereto.

     Any notice of default given Nominee pursuant to this section shall be mailed by first class mail, postage prepaid, return receipt requested, to the following address:

               Colorado Land Title Company
               970 1/2 Main Avenue, P. O. Box 197
               Durango, Colorado   81301
               Attn:  Rob Ptolemy

     In no event shall Nominee have any responsibility for preparation of documents referred to in Section 4(b) of this Agreement. As to Properties relating to any defaulted Loan Agreement, said documents shall be prepared by the related Secured Party or its designee.

     13.  Provisions    Related    to    Pooling/Pledge/Sale
          --------------------------------------------------
Agreements.
----------
Notwithstanding anything herein to the contrary and specifically notwithstanding the provisions of Section 3(a) hereof, the interest in Properties related to the 1993-A Trust Lots and the 1993-A Trust Intervals granted the 1993-A Trustee by this Agreement and the 1993-A Pledge Agreement are hereby deemed superior and senior to any and all interests granted pursuant to the Mortgages listed in Schedule B hereto. The parties hereto acknowledge that Nominee holds title to the 1993-A Trust Lots and the 1993-A Trust Intervals for the benefit of the purchasers of the 1993-A Trust Lots and the 1993-A Trust Intervals and the 1993-A Trustee, subject only to the terms and conditions of the related Sales Contracts and the 1993-A Pledge Agreement, respectively. The Nominee shall not transfer, pledge or assign the 1993-A Trust Lots or the 1993-A Trust Intervals except as expressly provided herein.

     Notwithstanding anything herein to the contrary and specifically notwithstanding the provisions of Section 3(a) hereof, the interest in Properties related to the Triple-A Lots and the Triple-A Intervals granted the Triple-A Collateral Agent by this Agreement and the Triple-A Credit Agreement are hereby deemed superior and senior to any and all interests granted pursuant to the Mortgages listed in Schedule B hereto. The parties hereto acknowledge that Nominee holds title to the Triple-A Lots and the Triple-A Intervals for the benefit of the purchasers of the Triple-A Lots and the Triple-A Intervals and the Triple-A Collateral Agent, subject only to the terms and conditions of the related Sales Contracts and the Triple-A Credit Agreement, respectively. The Nominee shall not transfer, pledge or assign the Triple-A Lots or the Triple-A Intervals except as expressly provided herein. The provisions of this paragraph, however, shall not apply to any Triple-A Lots and Triple-A Intervals that may be granted the Triple-A Collateral Agent by this Agreement and the Triple-A Credit Agreement on Contract Grant Dates (as defined in the Triple-A Credit Agreement), if any, occurring after the Effective Restatement Date (as defined in the Triple-A Credit
Agreement), until releases and assignments covering such Property have been delivered to the Nominee in accordance with the requirements of Section 4(e) hereof.

     14.  Miscellaneous.
          -------------
     (a) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns. This Agreement constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and may not be changed or modified orally but only by instrument in writing signed by the party against which enforcement of such change or modification is sought.

     (b) This Agreement may be amended from time to time for the purpose of adding additional parties and revising the terms herein, provided, however, that except as specifically provided in paragraph 15 below, no such amendment shall be effective until all parties hereto have agreed in writing to such revisions.

     (c) This instrument shall be construed in accordance with and governed by the laws of the State of Colorado. In the event any clause or provision of this Agreement is declared to be invalid, the invalidity of any such clause or provision shall not affect the remaining clauses and provisions of this Agreement which shall remain in full force and effect.

     (d) No party may make an assignment of its interest in this Agreement without obtaining the written consent of the other parties hereto; provided, however, that to the extent permitted by the FCI Boston and FAC Boston Loan Agreements, the 1993-A Pledge Agreement or the Triple-A Credit Agreement, respectively, FNBB, the 1993-A Trustee and the Triple-A Collateral Agent may be replaced or succeeded as parties to this Agreement without the consent of the other parties hereto. The parties further agree to execute additional documents as may be necessary to carry out the purposes of this Agreement and protect the interests of all parties hereto.

     15.  Amendment/Termination.
          ---------------------

     (a)    This Agreement  may  be amended  solely  for the
purpose of identifying and segregating a separate pool of Sales Contracts, and the Lots or Intervals relating thereto, which are to be sold or pledged pursuant to a pooling, sale or pledge agreement, by an instrument in writing signed by FCI, FAC, Nominee and FNBB. Any amendment undertaken pursuant to this paragraph 15(a) shall not relate to or affect Lots or Intervals listed on Schedules C and D attached hereto, nor shall it in any way impair or amend the rights of the 1993-A Trustee or the Triple-A Collateral Agent under this Agreement. An executed copy of any Amendment undertaken pursuant to this paragraph 15(a) shall be provided to all parties to this Agreement.

     (b) This Agreement shall be terminable by any party hereto by giving sixty (60) days written notice to all other parties of its desire to so terminate. The election by any party other than FNBB, FCI or FAC to terminate will not terminate this Agreement with respect to the remaining parties, provided the remaining parties shall cause to be substituted a successor party in place of the terminating party. Upon termination, title to the Properties shall be conveyed by Nominee in accordance with the written instructions of FCI, FAC, the 1993-A Trustee or the Triple-A Collateral Agent, as the case may be, as the beneficial owner or assignee of the beneficial ownership of such Properties at such time; except, however, if Nominee has been notified by any Secured Party in writing that a default has occurred under a Loan Agreement, as described more fully in Section 12 of this Agreement, Nominee shall convey title to the Properties securing the defaulted Loan Agreement in accordance with the written instructions of the related Secured Party and first lienholder with respect thereto. In any event, this Agreement shall terminate, if not sooner terminated, on January 1, 2010.

     16.  Notice.    Notice under  this  Agreement  shall be
          ------
given to the parties at the following addresses, or at such other address as shall be designated by a party in a written notice to the other parties:

                 Colorado Land Title Company
                 ---------------------------
Rob Ptolemy
Colorado Land Title Company
970 Main
Durango, Colorado  81301
(303) 247-5464

               Fairfield Communities, Inc. and
              Fairfield Acceptance Corporation
              --------------------------------

                                   Counsel:
Marcel Dumeny                      Gordon Wilbourn
Fairfield Communities, Inc.        Rose Law Firm, a
2800 Cantrell Road                   Professional Association
Little Rock, Arkansas  72202       120 East Fourth Street
(501) 664-6000                     Little Rock, Arkansas 72201
Telecopy:  (501) 660-7196          (501) 377-0332
                                   Telecopy:  (501) 375-1309


              The First National Bank of Boston
              ---------------------------------
                                   Counsel:
Linda J. Carter                    Marcia Robinson
The First National Bank of Boston  Bingham, Dana & Gould
115 Perimeter Center Place, N.E.   150 Federal Street
Suite 500                          Boston, Massachusetts 02106
Atlanta, Georgia  30346            (617) 951-8535
(770) 390-6500                     Telecopy:  (617) 951-8736
Telecopy:  (770) 390-8434

            First Commercial Trust Company, N.A.
            -----------------------------------
                                   Counsel:
Bonnie McKenzie                    Heartsill Ragon, III
First Commercial Trust Company,    Gill Law Firm
   National Association            424 West Capitol
Capitol and Broadway Streets       Little Rock, Arkansas 72201
First Commercial Building,         (501) 376-3800
   7th Floor                       Telecopy:  (501) 372-3359
Little Rock, Arkansas  72201
(501) 371-6744
Telecopy:  (501) 371-8827


            Capital Markets Assurance Corporation
            -------------------------------------

885 Third Avenue, 14th Floor       Counsel:
New York, NY  10022                Marc D. Wassermann, Esq.
Attn:  Head of Exposure            Sidley & Austin
  Management                       1722 Eye Street, NW
(212) 891-8806                     Washington, D.C. 20006
Telecopy:  (212) 755-5462          (202)736-8000
                                   Telecopy:  (202)736-8711


     Notice to each of the aforementioned parties shall be given by the Nominee if either FCI or FAC should default in the performance of any of their respective obligations under this Agreement.


     17.   Execution.  This Agreement may be executed in one
           ---------
or more counterparts, all of which shall constitute one and the same instrument.


            [THIS SPACE INTENTIONALLY LEFT BLANK]





     DATED as of the date first above written.

                              FAIRFIELD COMMUNITIES, INC.

/s/ Dawn Peoples              BY: /s/ Robert W. Howeth
-------------------------     ------------------------------
Witness                       TITLE: Senior Vice President

                              FAIRFIELD ACCEPTANCE CORPORATION

/s/ Dawn Peoples              BY: /s/ Robert W. Howeth
-------------------------     -------------------------------
Witness                       TITLE: President

                              COLORADO LAND TITLE COMPANY

/s/ Margaret E. Poer          BY:/s/ Robert W. Ptolemy
-------------------------     -------------------------------
Witness                       TITLE:  President

                              THE FIRST NATIONAL BANK OF BOSTON,
                              as agent and lender  under the FCI
                              Boston Loan Agreement

/s/Paula C. Anderson          BY: /s/ Linda J. Carter
-------------------------     --------------------------------
Witness                       TITLE: Vice President

                              THE FIRST NATIONAL BANK OF BOSTON,
                              as agent and lender  under the FAC
                              Boston Loan Agreement


/s/Paula C. Anderson          BY:/s/ Linda J. Carter
-------------------------     --------------------------------
Witness                       TITLE: Vice President

                              FIRST COMMERCIAL TRUST COMPANY, N.A.,
                              as 1993-A Trustee


/s/Paula C. Anderson          BY: Bonnie McKenzie
-------------------------     --------------------------------
Witness                       TITLE: Trust Operations Manager

                              CAPITAL MARKETS ASSURANCE
                              CORPORATION,
                              as Triple-A Collateral Agent


/s/Dawn Peoples               BY: /s/ Philip Theoharides
------------------------      -------------------------------
Witness                       TITLE: Vice President (CapMac)



                      LIST OF SCHEDULES
                      -----------------


     Schedule A:         Properties
     Schedule B:         Mortgages
     Schedule C:         1993-A Trust Lots and Intervals
     Schedule D:         Triple-A Intervals and Lots




                          SCHEDULE A

                       [TO BE AMENDED]

                    RECORDED SUBDIVISIONS


The following lots, parcels and tracts are all recorded in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado. Dates included with the following legal descriptions represent the dates on which specific plats were recorded.



Lake Pagosa Park
----------------
Lake Pagosa Park consisting of:
     Lots 1 through 39, inclusive & Tracts A, B and C of Block 1 1 parcel consisting of Block 2
     Lots 1 through 16, inclusive and Tract A of Block 3
     Lots 1 through 6, inclusive of Block 4
     Lots 1 through 41 of Block 5
     Lots 1 through 23, inclusive of Block 6
     Lots 1 through 24, inclusive of Block 7
     Lots 1 through 25, inclusive of Block 8
     Lots 1 through 29, inclusive of Block 9
     Lots 1 through 9, inclusive of Block 10
     Lots 1 through 46, inclusive of Block 11
     Lots 1 through 71, inclusive of Block 12
     Lots 1 through 76, inclusive of Block 13
     Lots 1 through 48, inclusive of Block 14
     Lots 1 through 43, inclusive of Block 15
     Lots 1 through 21, inclusive and Tract A of Block 16
     Lots 1 through 18, inclusive of Block 17
     Lots 8 through 13, inclusive of Block 18
     Lots 1 through 35, inclusive of Block 19
     Lots 1 through 24, inclusive of Block 20
     Lots 1 through 15, inclusive of Block 21

Plat recorded in Archuleta County, Colorado, March 13, 1970;
Reception No. 72998 thru 73013, Plat File #71-86.  (Total of
614 Lots, 5 Tracts)


Pagosa In The Pines
-------------------
Pagosa In the Pines consisting of:
     Lots 1 through 10, inclusive and Tract A of Block 1
     Lots 1 through 24, inclusive of Block 2
     Lots 1 through 30, inclusive of Block 3
     Lots 1 through 38, inclusive of Block 4
     Lots 1 through 17, inclusive of Block 5
     Lots 1 through 28, inclusive of Block 6
     Lots 1 through 16, inclusive of Block 7
     Lots 1 through 21, inclusive of Block 8
     Lots 1 through 34, inclusive, and Tract A of Block 9
     Lots 1 through 14, inclusive of Block 10
     Lots 1 through 61, inclusive of Block 11
     Lots 1 through 6, inclusive of Block 12
     Lots 1 through 61, inclusive of Block 13
     Lots 1 through 30, inclusive of Block 14
     Lots 1 through 10, inclusive of Block 15
     Lots 1 through 21, inclusive of Block 16

Plat recorded in Archuleta County, Colorado, March 13, 1970;
Reception No. 73014 thru  73027, Plat File #87-100.   (Total
of 421 Lots, 2 Tracts)


Pagosa In The Pines Unit Two
----------------------------
Pagosa  In the Pines Unit  Two consisting of  Lots 1 through
384, inclusive.

Plat  recorded in  Archuleta County,  Colorado, February  4,
1972;  Reception No. 75408, Plat  File #138 A-E.   (Total of
384 Lots)


Pagosa Vista
------------
Pagosa Vista consisting of Lots 1 through 658, inclusive.

Plat recorded in  Archuleta County, Colorado, September  13,
1971;  Reception No. 74884, Plat  File #131 A-K.   (Total of
658 Lots)


Pagosa Meadows
--------------
Pagosa Meadows consisting of Lots 1 through 106, inclusive.

Plat recorded  in Archuleta County, Colorado,  June 1, 1970;
Reception No. 73220, Plat file #102.  (Total of 106 Lots)


Pagosa Meadows - Unit Two
-------------------------
Pagosa Meadows Unit Two consisting of Lots 1 through 116, inclusive.

Plat recorded in Archuleta  County, Colorado, September  13,
1971;  Reception No. 74883, Plat  file #130.   (Total of 116
Lots)


Pagosa Meadows - Unit Three
---------------------------
Pagosa Meadows Unit Three consisting of Lots 1 through 122, inclusive, and 4 Tracts.

Plat recorded  in Archuleta County, Colorado,  May 23, 1972;
Reception No. 75834, Plat File #141 A-D. (Total of 122 Lots and 4 Tracts)


Pagosa Meadows - Unit Four
--------------------------
Pagosa Meadows Unit Four consisting of Lots 1 through 329, inclusive.

Plat recorded  in Archuleta County, Colorado,  June 4, 1973;
Reception  No. 77867,  Plat File  #153 A-H.   (Total  of 329
Lots)
          Replat    184       84139     10-9-75
          Replat    188       85910     8-4-76


Chris Mountain Village
----------------------
Chris Mountain Village consisting of Lots 1 through 1747, inclusive.

Plat recorded  in Archuleta County, Colorado,  June 6, 1972;
Reception  No. 75934, Plat File  #142 A-22.   (Total of 1747
Lots)


Chris Mountain Village Unit Two
-------------------------------
Chris Mountain Village Unit Two consisting of Lots 1 through
413, inclusive.

Plat recorded  in Archuleta County, Colorado,  June 4, 1973;
Reception  No. 77868,  Plat File  #154 A-F.   (Total  of 413
Lots)


Pagosa Highlands Estates
------------------------
Pagosa Highlands Estates consisting of Lots 1 through 795, inclusive.

Plat recorded  in Archuleta  County, Colorado, February  24,
1972;  Reception No. 75409, Plat  File #139 A-G.   (Total of
795 Lots)


Lake Forest Estates
-------------------
Lake Forest Estates consisting of Lots 1 through 612, inclusive.

Plat recorded  in Archuleta County, Colorado,  June 4, 1973;
Reception  No. 77869,  Plat File  #155 A-6.   (Total  of 612
Lots)


Pagosa Alpha
------------
Pagosa Alpha consisting of portions of Section 15, 21, 22 and 23, Township 35 North, Range 2 West.

                    22 parcels in Section 15
                    36 parcels in Section 21
                    62 parcels in Section 22
                    45 parcels in Section 23

Plat recorded in Archuleta County, Colorado, June 13, 1969; Reception No. 72213, Plat File #63. (Total of 165 parcels) And replat of Pagosa Alpha recorded July 17, 1978 under Reception No. 91872 in the Clerk and Recorders Office of Archuleta County, Colorado.


Pagosa Village Service Commercial
---------------------------------
Pagosa  Village  Service  Commercial  consisting of  Lots  2 through 49, inclusive.

Plat recorded in Archuleta County, Colorado, August 7, 1975;
Reception No. 83662, Plat File #178.  (Total of 48 Lots)


Pagosa In The Pines Annex
-------------------------
Pagosa In The Pines Annex consisting of Lots 11 through 17, inclusive.

Plat recorded  in Archuleta County, Colorado,  June 4, 1973;
Reception No. 77864, Plat File #151.  (Total of 7 Lots)

Pagosa Meadows Annex
--------------------
Pagosa Meadows Annex consisting of Lots 107, 108 and 109.

Plat recorded  in Archuleta County, Colorado,  June 4, 1973;
Reception No. 77866, Plat File #152.  (Total of 3 Lots)


Pagosa Trails
-------------
Pagosa Trails consisting of Lots 1 through 502, inclusive.

Plat recorded  in Archuleta County,  Colorado, September 13,
1971;  Reception No. 74885, Plat File #13A-1.  (Total of 502
Lots)
                    Replat 236     105244


Lake Hatcher Park
-----------------
Lake  Hatcher  Park  consisting   of  Lots  1  through  293,
inclusive and 5 Tracts.

Plat  recorded in  Archuleta County,  Colorado,  November 5,
1973;  Reception No. 78738, Plat  File #160 A-C.   (Total of
293 Lots and 5 Tracts)


Twincreek Village
-----------------
Twincreek Village consisting of Lots 431 through 825 and 854 through 1017, inclusive.

Plat  recorded in  Archuleta  County, Colorado,  November 5,
1973;  Reception No. 78739, Plat  File #161 A-Q.   (Total of
559 Lots)


Martinez Mountain Estates
-------------------------
Martinez Mountain Estates consisting of Lots 1 through 136, inclusive.

Plat  recorded  in Archuleta  County, Colorado,  November 8,
1978;  Reception No. 93208, Plat  File #205 A-E.   (Total of
136 Lots)


Lakewood Village
----------------
Lakewood Village consisting of Lots 1 through 325, inclusive and 1 Tract.

Plat recorded in Archuleta County, Colorado, April 30, 1979;
Reception No. 94867, Plat File #209 A-F. (Total of 325 Lots and 1 Tract)


Lakeview Estates
----------------
Lakeview Estates consisting of Lots 1 through 118, inclusive and 1 Tract.

Plat recorded in Archuleta County, Colorado, April 30, 1979;
Reception No. 94868, Plat File #210 A-B. (Total of 118 Lots and 1 Tract)


Martinez Mountain Estates Unit Two
----------------------------------
Martinez  Mountain Estates  Unit  Two consisting  of Lots  1 through 78, inclusive and 1 Tract.

Plat recorded in Archuleta County, Colorado, March 31, 1980;
Reception No. 99072, Plat File #218 A-D.   (Total of 78 Lots
and 1 Tract)


The Ranch Community
-------------------
The Ranch Community consisting of Lots 1 through 90, inclusive.

Plat recorded in Archuleta County, Colorado, May 29, 1981; Reception No. 104681, Plat File #234 A-D. (Total of 90
Lots) Replat recorded in Archuleta County, Colorado, September 30, 1982; Reception No. 112863, Plat File #234 E. (Replat of Lots 1 through 19 and 75 through 90)


North Village Lake
------------------
North Village Lake consisting of Lots 1 through 159, inclusive.

Plat recorded in Archuleta County, Colorado, March 16, 1982; Reception No. 109817, Plat File #248 A-D. (Total of 159
Lots). Correction plat recorded in Archuleta County, Colorado, September 30, 1982, Reception No. 112864, Plat

File #248 A-1 - #248 C-1.  Affidavit of Correction for North
Village Lake recorded April 4, 1983 in Book 197 at Page 366, in the office of the Clerk and Recorder of Archuleta County, Colorado.


Mallard Point Estates
---------------------
Mallard Point Estates consisting of Lots 5, 6, 7, 8, 11, 12,
13, 14, 16, 17, 18 and 21.

Plat recorded in  Archuleta County,  Colorado, November  27,
1985; Reception No. 135554.  (Total of 12 Lots)]


PROVIDED HOWEVER, there is hereby excepted from and out of the lots, parcels and tracts set forth in the preceding Schedule "A" all lots, parcels and tracts which have been deeded by Fairfield-Pagosa, Inc. or its predecessors unto third party purchasers and duly recorded in the Office of the Clerk and Recorder in and for Archuleta County, Colorado.


                 RECORDED TIMESHARE REGIMES

     The following timeshare regimes are all recorded in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado. Dates included with the following legal descriptions represent the dates on which specific plats were recorded.


Eagle's Loft (Phase I)
----------------------
     That property on which is located Phase I of Eagle's Loft as recorded in Reception No. 117699 in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado, and as further described in that Declaration of Individual and/or Interval Ownership for Eagle's Loft recorded on July 29, 1983, in Book 200, page 834, Reception No. 117700, in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado.

     The above described property has located upon it the following numbered pedestal units (Buildings): Buildings 1
- 7, inclusive.

     The above described property is more particularly described as follows:

      A portion of Parcel 3A, of the "Second Replat of SOUTH VILLAGE LAKE", recorded as reception # 111806, plat file #238 H-L, as amended by Affidavit of Correction, recorded January 18, 1983, at Reception No. 114579, of Archuleta
County Records in Archuleta County, Colorado and is more particularly described as follow:

     BEGINNING at the southerly most corner of said Parcel 3A; thence N 43 02'13" W, along the southwesterly line of said Parcel 3A, a distance of 90.00 feet; thence N 2 27'47" E, along the westerly line of said Parcel 3A, a distance of
450.00 feet; thence S 65 48'44" E, a distance of 264.27 feet to a point on an easterly line of said Parcel 3A; thence southerly along the following easterly and southerly lines of said Parcel 3A;

     S 10 30'32"  W, a  distance of  65.39 feet  to the
     P.C. of  a curve in a  southerly direction; thence
     along said  curve, concave  to the east,  having a
     central angle of 23 04'56"  and a radius of 413.32
     feet,   a  distance  of   166.51  feet;  thence  S
     46 57'47", along a non-tangent line, a distance of
     260.00 feet to the TRUE POINT OF BEGINNING.

     Parcel contains 2.1420 acres more or less.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Eagle's Loft (Phase II)
----------------------
     That property  on which is located  Eagle's Loft (Phase
II) as recorded under Reception No. 119118 in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado, and shall be subject to that Declaration of Individual and/or Interval Ownership for Eagle's Loft recorded on July 29, 1983, in Book 200, page 834, Reception No. 117700, and further subject to that First Supplemental
Declaration of Individual and/or Interval Ownership for Eagle's Loft recorded on October 7, 1983, in Book 203, Page 564, Reception No. 119119, all in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado.

     The above described property has located upon it the following pedestal units (Buildings):

     Buildings 8-14, inclusive.

     The above described property is more particularly described as follows:

      A portion of Parcel 3A, of the "Second Replat of SOUTH VILLAGE LAKE", recorded as reception # 111806, plat file #238 H-L, as amended by Affidavit of Correction, recorded January 18, 1983, at Reception No. 114579, of Archuleta County Records in Archuleta County, Colorado and is more particularly described as follow:

     BEGINNING at the northerly most corner of said Parcel 3A; thence S 43 38'41" E, along a northerly line of said Parcel 3A, a distance of 307.46 feet to a P.O.C. of the curved Right-of-Way of Popoa Circle; thence along said curve in a southerly direction, said curve being concave to the east, having a central angle of 35 50'51", a radius of
205.00 feet and a Local Tangent Bearing of S 46 21'23" W, a distance of 128.26 feet; thence N 65 48'44" W, a distance of
264.27 feet; thence N 18 32'13" W, along a westerly line of said Parcel 3A, a distance of 185.00 feet; thence N 71 23'08" E, along a northerly line of said Parcel 3A, a distance of 155.91 feet to the TRUE POINT OF BEGINNING.

     Parcel contains 1.469 acres more or less.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Eagle's Loft (Phase III)
-----------------------
     That property  on which is located  Eagle's Loft (Phase
III) as recorded under Reception No. 130203 in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado, and shall be subject to that Declaration of Individual and/or Interval Ownership for Eagle's Loft recorded on July 29, 1983, in Book 200, page 834, Reception No. 117700, and further subject to that Second Supplemental Declaration of Individual and/or Interval Ownership for Eagle's Loft recorded on May 30, 1984, under Reception No. 123459, as amended by that First Amendment to Second Supplemental Declaration of Individual and/or Interval Ownership for Eagle's Loft recorded on July 13, 1984, Reception No. 124494, all in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado.

     The above described property has located upon it the following pedestal units (Buildings):

     Buildings 15-38, inclusive.

     Said property formerly being described as Eagle's  Loft
(Phase III), Buildings 15-36, as per plat recorded under Reception No. 123458, in the Office of the County Clerk and
Recorder in and for Archuleta County, Colorado.

     The above described property is more particularly described as follows:

     Parcel 2-A of the "SECOND REPLAT OF SOUTH VILLAGE LAKE", recorded as Reception No. 111806, Plat File #238, H through L, as amended by Affidavit of Correction, recorded January 18, 1983, at Reception No. 114579, in the Clerk and Recorder's Office of Archuleta County, Colorado and is more particularly described as follows:

     BEGINNING at the corner common to said Parcel 2-A, Tract E, and the southerly Right-of-Way of Davis Cup Drive of said plat; thence S 37 43'00" W, a distance of 241.29 feet, thence N 85 55'59F" W, a distance of 412.95 feet; thence N 19 12'02" W, a distance of 200.00 feet; thence N 50 18'14" W, a distance of 153.78 feet; thence N 36 38'47"
W, a distance of 140.00 feet; thence N 62 21'13" E, a distance of 266.96 feet; thence S 68 33'37" E, a distance of
503.92 feet to the P.O.C. of a curve in a southeasterly direction; thence along said curve, concave to the northeast, having a central angle of 111 43'25", a radius of
130.00 feet and a Local Tangent Bearing of S 21 26'21" W, a distance of 253.50 feet to the TRUE POINT OF BEGINNING.

     Parcel contains 6.116 acres more or less.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Eagle's Loft (Phase IV)
----------------------

     That property  on which is located  Eagle's Loft (Phase
IV) as recorded under Reception No. 132402 in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado, and shall be subject to that Declaration of Individual and/or Interval Ownership for Eagle's Loft recorded on July 29, 1983, in Book 200, page 834, Reception No. 117700, and further subject to that Third Supplemental Declaration of Individual and/or Interval Ownership for Eagle's Loft recorded on July 10, 1985, under Reception No. 132403, all in the Office of the County Clerk and Recorder in and for Archuleta County, Colorado.

     The above described property has located upon it the following pedestal units (Buildings):

     Buildings 39-56, inclusive.

     The above described property is more particularly described as follows:

     Parcel 3-B of the "SECOND REPLAT OF SOUTH VILLAGE LAKE", recorded as Reception No. 111806, Plat File #238, H through L, in the Clerk and Recorder's Office of Archuleta County, Colorado, and is more particularly described as follows:

     BEGINNING at the southerly most corner of said Parcel 3-B, which is also the corner common to the Right of Way of Papoa Circle and parcel 3-A of said plat; thence N 43 38'41" W, a distance of 307.46 feet; thence S 71 23'08" W, a distance of 155.91 feet; thence N 5 48'02" E, a distance of
190.33 feet; thence N 30 03'26" E, a distance of 240.00 feet; thence S 33 26'34" E, a distance of 145.00 feet, thence S 73 26'34" E, a distance of 180.00 feet, thence S 38 26'34" E, a distance of 180.00 feet to the P. C. of a curve in an easterly direction; thence along said curve concave to the north, having a central angle of 116 29'55" and a radius of 70.00 feet, a distance of 142.33 feet; thence S 64 56'34" E, along a non-tangent line, a distance of 120.00 feet, thence S 24 42'50" W, a distance of 186.82 feet to a P.O.C. of a curve in a westerly direction; thence along said curve concave to the south, having a central angle of 32 17'00", a radius of 255.00 feet, and a Local Tangent Bearing of N 68 45'38" W, a distance of 143.68 feet to the P.T. of the curve; thence S 78 57'22", a distance of
50.17 feet to the P.C. of a curve in a southwesterly direction; thence along said curve concave to the southeast, having a central angle of 32 36'00" and a radius of 205.00 feet, a distance of 116.64 feet to the TRUE POINT OF BEGINNING.

     Parcel contains 4.317 acres more or less.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.

Elk  Run Townhouses, Parcels J and  K of the Third Replat of
-----------------------------------------------------------
South Village Lake
------------------

     That property which is described as Elk Run Townhouses as recorded in Plat File No. 317 under Reception No. 140480, in the Office of the County Clerk and Recorder for Archuleta County, Colorado, and subject to that Declaration of Protective Covenants and Interval Ownership for Elk Run
Townhouses recorded June 26, 1986, under Reception No. 140481, in the Office of the County Clerk and Recorder for Archuleta County, Colorado ("Declaration").

     The above  described property has located  upon it four
(4) buildings, with each building containing four (4) units and numbered as follows:

     Building No. 1 - Units 7101-7104, inclusive
     Building No. 2 - Units 7105-7108, inclusive
     Building No. 3 - Units 7109-7112, inclusive
     Building No. 4 - Units 7113-7116, inclusive


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Elk Run Townhouses, Parcels J and  K of the Third Replat  of
-----------------------------------------------------------
South Village Lake
------------------
     That property which is described as Elk Run Townhouses as recorded in Plat File No. 323 under Reception No. 0151975, in the Office of the County Clerk and Recorder for Archuleta County, Colorado, and subject to that Second Amendment to Declaration of Protective Covenants and Interval Ownership for Elk Run Townhouses recorded December 1, 1987, under Reception No. 0151976, in the Office of the County Clerk and Recorder for Archuleta County, Colorado ("Declaration").

     The above  described property  has located upon  it one
(1) building, which contains two (2) units and numbered as follows:

     Building No. 5 - Units 7117-7118


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Masters Place Condominiums, Phase I, Building 2:
-----------------------------------------------
     That property on which will be located one, three-story building described as Building 2 containing 12 units designated, respectively, as Units 7309, 7310, 7311, 7312, 7313, 7314, 7315, 7316, 7317, 7318, 7319, and 7320 and
further subjected to that certain Declaration of Condominium for Masters Place Condominiums which will be recorded with the Office of the County Clerk and Recorder for Archuleta County, Colorado, at such time as the final as-built plat has been recorded. Said property being presently described as follows:

A portion of Parcel  C, Third Replat of South  Village Lake,
Recorded   as  Reception   No.  139304,   Archuleta  County,
Colorado, being more particularly described as follows, to-wit:

Beginning at the most southerly corner of said Parcel C, thence N.41 56'19"W., 221.00 feet distant, along the southwesterly boundary of said Parcel C, to the true point of beginning; thence N.41 56'19"W., 106.50 feet distant, continuing along the southwesterly boundary of said Parcel C; thence along a 560.41 feet radius curve to the left,
144.31  feet   distant,  the  long  chord   of  which  bears
N.49 18'56" W.,  143.91 feet distant;  thence N.36 12'13"E.,
131.28 feet distant to a point on the northeasterly boundary of said Parcel C; thence along a 681.47 feet radius curve to the right, 171.45 feet distant, the long chord of which bears S. 49 00' 55" E., 171.00 feet distant, along the northeasterly boundary of said Parcel C; thence
S.41 48'28"E.,  106.80 feet  distant,  continuing along  the
northeasterly   boundary   of   said   Parcel    C;   thence
S.48 11'32"W., 130.83 feet distant to the true point of beginning, containing 0.80 acres, more or less.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Master Place, Phase II
----------------------
A parcel of land being a portion of Parcel C, Third Replat of South Village Lake, Section 17, Township 35 North, Range 2 West, Recorded as Reception No. 139304, Archuleta County, Colorado, being more particularly described as follows, to-wit:

Beginning at the most southerly corner of said Parcel C; thence N. 41 56' 19" W., 221.00 feet distant, along the southwesterly boundary of said Parcel C; thence N. 48 11' 32" E., 130.83 feet distant to a point on the northeasterly boundary of said Parcel C; thence S. 41 48" 28" E., 85.40 feet distant, along the northeasterly boundary of said Parcel C; thence S. 41 43' 53" E., 135.41 feet distant; continuing along the northeasterly boundary of said Parcel C; thence S. 48 06' 37" W., 130.14 feet distant, along the southeasterly boundary of said Parcel C, to the point of beginning, containing 0.66 acres, more or less.

The above property is described as Masters Place Phase II as recorded in Plat File No. 339A-C under Reception No. 177633 in the Office of the County Clerk and Recorder for Archuleta County, Colorado and is subject to that First Supplemental to Declaration of Condominium and Interval Ownership for Masters Place Condominiums Phase II recorded February 7, 1991, Reception No. 177634, Book 322, Page 73, in the Office of the County Clerk and Recorder for Archuleta County, Colorado.

The above described property has located upon it one building described as Building 1, containing eight units designated, respectively, as Units 7301, 7302, 7303, 7304,
7305, 7306, 7307 and 7308.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Mountain Meadows (Phase One)
----------------------------
     That property on which is located Mountain Meadows - Phase One as recorded in Plat File No. 307 under Reception No. 137131, in the Office of the County Clerk and Recorder for Archuleta County, Colorado, and shall be subject to that Declaration of Interval Ownership for Mountain Meadows recorded January 21, 1986, under Reception No. 137132, in the Office of the County Clerk and Recorder for Archuleta County, Colorado ("Declaration").

     The above  described property  has located upon  it one
(1) Building, described and defined in the Declaration as "Building One"; which Building contains four (4) timeshared Townhouse Units, defined in and subject to the Declaration, identified, respectively as Unit 7609, 7610, 7611, and 7612.

     The property  upon which  Building One and  Units 7609,
7610, 7611 and 7612 are located is more particularly described as follows:

     A part of Parcel 4 of Second Replat of South Village Lake, subdivision plat recorded on August 3, 1982, Reception No. 111806, located in Sections 16, 17, 19, and 20, Township 35 North, Range 2 West of the New Mexico Principal Meridian, Archuleta County, Colorado, and more particularly described as follows:

     Commencing at the most southerly corner of said Parcel 4, said corner being a P.O.C. on the northerly Right of Way of Lake Side Drive, thence along said Right of Way, along a curve in a northwesterly direction, being concave to the left, having a radius of 640 feet, and a central angle of 6 07'38", a distance of 68.44 feet; thence N 9 06'11" E along a non-tangent line, a distance of 232.32 feet; thence N 40 15'00" W, a distance of 76.00 feet; thence N 49 45'00" E, a distance of 62.00 feet; thence N 11 30'00" W, a distance of 33.00 feet to the TRUE POINT OF BEGINNING; thence N 41 44'35" W a distance of 60.29 feet; thence N 30 00'00" W a distance of 150.00 feet; thence N 63 00'00" E a distance of 137.00 feet to a corner of said parcel 4; thence S 72 00'00" E a distance of 90.00 feet; thence S 11 30'00" E a distance of 114.00 feet; thence S 49 45'00" W a distance of 151.00 feet to the TRUE POINT OF BEGINNING.

     Parcel contains 0.7567 acres more or less.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Ptarmigan Townhouses, Parcel 3 of  the Third Replat of South
------------------------------------------------------------
Village Lake
------------
     That property which is described as Parcel "E" - Ptarmigan Townhouses as recorded in Plat Sheet No. 324 & 324A under Reception No. 153256, in the Office of the County Clerk and Recorder of Archuleta County, Colorado, and subject to that Declaration of Protective Covenants and Interval Ownership for Ptarmigan Townhouses ("Declaration") recorded February 4, 1988, under Reception No. 153260, and re-recorded on February 18, 1988, under Reception No. 153557, in the Office of the County Clerk and Recorder for Archuleta County, Colorado.

     The above  described property has located  upon it four
(4) buildings, with each building containing two (2) units numbered as follows:

               Building No. 1 - Units 7201 and 7202;
               Building No. 2 - Units 7203 and 7204;
               Building No. 3 - Units 7205 and 7206;
               Building No. 4 - Units 7207 and 7208.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Ptarmigan Townhouses, Phase II, a Portion of Parcel E of the
------------------------------------------------------------
Third Replat of South Village Lake, Buildings 5, 6, 7 and 8
-----------------------------------------------------------
     That property on which will be located four (4) one-story buildings containing two (2) one-level townhouse units per building which are designated, respectively, as Building No. 5, Units 7209 and 7210; Building No. 6, Units 7211 and 7212; Building No. 7, Units 7213 and 7214; and Building No. 8, Units 7215 and 7216 as per plat recorded on June 7, 1988, in Plat Sheet No. 325 under Reception No. 156199, in the Office of the County Clerk and Recorder for Archuleta County, Colorado, and subject to that certain First Supplemental Declaration to Supplemental Declaration of Protective Covenants and Interval Ownership for Ptarmigan Townhouses recorded on June 7, 1988, under Reception No. 156200, in the Office of the County Clerk and Recorder for Archuleta County, Colorado.

THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Ptarmigan Townhouses, Phase  III, a Portion  of Parcel E  of
-----------------------------------------------------------
the  Third Replat of South Village Lake, Buildings 9, 10 and
------------------------------------------------------------
11
--
     That property on which will be located three (3) one-story buildings containing two (2) one-level townhouse units per building which are designated, respectively, as Building No. 9, Units 7217 and 7218; Building No. 10, Units 7219 and 7220; and Building No. 11, Units 7221 and 7222 as per plat recorded on June 7, 1988, in Plat Sheet No. 326 under Reception No. 156202, in the Office of the County Clerk and Recorder for Archuleta County, Colorado, and subject to that certain Second Supplemental Declaration to Supplemental Declaration of Protective Covenants and Interval Ownership for Ptarmigan Townhouses recorded on June 7, 1988, under Reception No. 156203, in the Office of the County Clerk and Recorder for Archuleta County, Colorado.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Ptarmigan Townhouses, Phase IV, a Portion of Parcel D of the
------------------------------------------------------------
Third Replat of South Village Lake, Buildings 12, 13 and 14
-----------------------------------------------------------

     That property on which will be located three (3) one-story buildings containing two (2) one-level townhouse units per building which are designated, respectively, as Building No. 12, Units 7223 and 7224; Building No. 13, Units 7225 and 7226; and Building No. 14, Units 7227 and 7228 as per plat recorded on November 3, 1988, in Plat Map No. 327 under Reception No. 159241, in the Office of the County Clerk and Recorder for Archuleta County, Colorado, and further subject to that certain Third Supplemental Declaration to Supplemental Declaration of Protective Covenants and Interval Ownership for Ptarmigan Townhouses recorded on November 2, 1988, under Reception No. 159242, in Record Book 233, Page 171 and rerecorded on November 21, 1988, under Reception No. 0159517 in Record Book 234, Page 283, in the Office of the County Clerk and Recorder for Archuleta County, Colorado.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Ptarmigan Phase V
------------------
     A parcel of land being a portion of Parcel D, Third Replat of South Village Lake, recorded under Reception No. 139304, Plat File 314 A-C, in the Office of the County Clerk and Recorder, Archuleta County, Colorado, said parcel being more particularly described as follows, to-wit:

     Beginning at  the most  southerly  corner of  said
     Parcel D,  whence the northeast  section corner of
     Section  17, T. 35 N., R. 2N., N.M.P.M., Archuleta
     County, Colorado, bears N. 6 51' 27" E., 3951.44 feet;

     Thence N.  68 17' 00" W., 280.00 feet to the TRUE
     POINT OF BEGINNING;

     Thence N. 68 17' 00" W., 29.55 feet along the southwesterly boundary of said Parcel D, to a 1/2 inch diameter rebar with plastic cap set by Davis
     Engineering Service, Inc.;

     Thence continuing along the said southwesterly boundary 155.01 feet along a curve to the right having a radius of 645.00 feet, the long chord of which bears N. 61 22' 47" W., 154.64 feet to a
     1/2 inch diameter rebar with plastic cap set by Davis Engineering Service, Inc.;

     Thence N. 54 30' 27" W., 1.34 feet, continue along the said southwesterly boundary;

     Thence N. 62 52' 58" E., 236.55 feet to a point on the northeasterly boundary of said Parcel D;

     Thence S. 63 29' 49" E., 28.01 feet along the said northeasterly boundary;

     Thence S. 21 29' 51" W., 194.65 feet to the  TRUE
     POINT OF BEGINNING, containing 0.48 acres, more or less.

     The above property is described as Ptarmigan Phase V as recorded in Plat File No. 341, under Reception No. 179510 in the Office of the County Clerk and Recorder for Archuleta County, Colorado and is subject to that Fourth Supplemental Declaration to Declaration of Protective Covenants and Interval Ownership for Ptarmigan Townhouses recorded May 22, 1991, Reception No. 179511, Book 331, Page 164 in the Office of the County Clerk and Recorder for Archuleta County, Colorado.

     The above described property has located upon it one building described as Building 15, containing two units designated, respectively, as Units 7229 and 7230.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Village Pointe Condominiums, Phase 1, Buildings 1 and 2
-------------------------------------------------------

     That property on which will be located two (2) two-story buildings containing four units per building, which are designated, respectively, as Building 1, Units 7501, 7502, 7503 and 7504; and Building 2, Units 7505, 7506, 7507,
and 7508 and which are subject to that certain Declaration of Condominium and Interval Ownership for Village Pointe Condominiums which will be recorded with the Office of the County Clerk and Recorder for Archuleta County, Colorado, at such time as the final as-built plat has been recorded. Said property is presently being described as follows:

     A parcel of land being a portion of Parcel B, Third Replat of South Village Lake, recorded as
     Reception No. 130304, in  the Office of the County
     Clerk and Recorder, Archuleta County, Colorado, said parcel being more particularly described as follows, to-wit:

     Beginning  at the  most northerly  corner  of said
     Parcel B, whence the  northeast section corner  of
     Section 1, T. 35 N.,  R. 2 W., N.M.P.M., Archuleta
     County, Colorado, bears N. 30 21' 21" E., 3373.86
     feet  distant; thence  S. 20 07'  58" E.,  263.04
     feet distant  to  the  TRUE  POINT  OF  BEGINNING;
     thence  S.  08 07' 30"  E.,  140.00  feet distant
     along  the easterly  boundary  of  said  Parcel B;
     thence  along  the   southerly  boundary  of  said
     Parcel B 137.11 feet distant, being a curve to the
     left  having a  radius  of 180.00  feet, the  long
     chord  of which  bears S.  60 03' 17"  W., 133.81
     feet   distant;   thence   continuing  along   the
     southerly  boundary of  said Parcel B,  S. 38 14'
     04" W., 188.00 feet distant; thence N. 66 09' 11"
     W., 187.62 feet distant; thence N. 54 06' 39" E.,
     100.00  feet distant;  thence N.  17 14' 38"  E.,
     120.00  feet distant;  thence  N. 11 02'  27" W.,
     65.83  feet distant;  thence  N.  82 00' 00"  E.,
     282.88   feet  distant   to  the  TRUE   POINT  OF
     BEGINNING, containing 1.69 acres, more or less.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Village Pointe Condominiums, Future Development Property
--------------------------------------------------------
Phase 2 of Village Pointe Condominiums
--------------------------------------

     A parcel of land being a portion of Parcel B, Third Replat of South Village Lake, recorded as Reception No. 130304, in the Office of the County Clerk and Recorder, Archuleta County, Colorado, said parcel being more particularly described as follows, to-wit:

     Beginning  at  the most  northerly corner  of said
     Parcel B,  whence the northeast  section corner of
     Section 17, T. 35 N., R. 2 W., N.M.P.M., Archuleta
     County, Colorado bears N. 30 21' 21" E., 3373.86 feet distant; thence S. 54 29' 04" E., 75.62 feet distant along the easterly boundary of said Parcel
     B; thence continuing along the easterly boundary of said Parcel B, S. 08 07' 30" E., 205.10 feet distant; thence S. 82 00' 00" W., 282.88 feet distant; thence N. 11 02' 27" W., 255.68 feet distant; thence S. 88 28' 29" E., 167.28 feet distant along the northerly boundary of said
     Parcel B, 85.76 feet distant, being a curve to left having a radius of 80.00 feet, the long chord of which bears N. 60 48' 59" E., 81.71 feet distant, to the point of beginning, containing
     1.58 acres, more or less.

     The above property is described as Village Pointe Phase II recorded in Plat File No. 332-332A-E, under Reception No. 171189 in the Office of the County Clerk and Recorder for Archuleta County, Colorado and is subject to the First Supplemental Declaration to Declaration of Protective Covenants and Interval Ownership for Village Pointe Condominiums Phase II recorded May 3, 1990, Reception No. 171190, Book 242, in the Office of the County Clerk and Recorder for Archuleta County, Colorado.

     The above described property has located upon it two buildings described as Building 3, containing four units designated, respectively, as Units 7509, 7510, 7511 and 7512; and Building 4 containing four units designated, respectively, as Units 7513, 7514, 7515, 7516.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


Phase 3 of Village Pointe Condominiums
--------------------------------------

     A parcel of land being a portion of Parcel B, Third Replat of South Village Lake, recorded as Reception No. 130304, in the Office of the County Clerk and Recorder, Archuleta County, Colorado, said parcel being more particularly described as follows, to-wit:

     Beginning  at the  most northerly  corner  of said
     Parcel B, whence the  northeast section corner  of
     Section 17, T. 35 N., R. 2 W., N.M.P.M., Archuleta
     County, Colorado bears N. 30 21' 21" E.,  3373.86
     feet  distant; thence  S. 29 15'  07" W.,  600.79
     feet  to the  TRUE POINT  OF BEGINNING;  thence N.
     20 59'  30" W.,  162.82  feet  distant along  the
     westerly  boundary of said Parcel B N. 37 54' 01"
     W., 208.72 feet distant; thence N. 54 32' 09" E.,
     296.58  feet distant along  the northerly boundary
     of said Parcel B; thence S. 11 02' 27" E., 321.51
     feet  distant; thence  S. 17 14'  38" W.,  120.00
     feet distant; thence S. 54 06' 39" W., 100.00 feet distant to the TRUE POINT OF BEGINNING, containing 1.76 acres, more or less.

     The above property is described as Village Pointe Phase III as recorded in Plat File No. 238A-F under Reception No. 179324 in the Office of the County Clerk and Recorder for Archuleta County, Colorado and is subject to that Second Supplemental Declaration and Third Amendment to Declaration of Protective Covenants and Interval Ownership for Village Pointe Condominiums Phase III recorded November 21, 1990, Reception No. 176323, Book 315, Page 350.

     The above described property has located upon it two buildings described as Building 5, containing eight units designated, respectively, as Units 7517, 7518, 7519, 7520, 7521, 7522, 7523 and 7524; and Building 5 containing eight units designated, respectively, as Units 7525, 7526, 7527, 7528, 7529, 7530, 7531 and 7532.


THERE IS HEREBY EXCEPTED FROM AND OUT OF THE PROPERTY SET FORTH ABOVE ALL OF THOSE UNIT WEEKS WHICH HAVE BEEN DEEDED BY FAIRFIELD PAGOSA, INC. OR FAIRFIELD COMMUNITIES, INC., ITS SUCCESSOR CORPORATION, UNTO THIRD PARTY PURCHASERS AND DULY RECORDED IN THE OFFICE OF THE COUNTY CLERK AND RECORDER IN AND FOR ARCHULETA COUNTY, COLORADO.


                         SCHEDULE B


All platted lots as set forth in Schedule A attached hereto, excepting all lots as specified in Schedule A, are subject to those encumbrances listed below:

                                                           PROPERTY SUBJECT
TYPE OF LIEN      PARTY GRANTING LIEN     HOLDER OF LIEN        TO LIEN
------------      -------------------     -------------    ----------------
Deed of Trust     Fairfield-Eaton, Inc.   The First         All property
dated March 2,    (formerly Eaton         National Bank     described in
1983, recorded    International           of Boston         Schedule "A",
March 4, 1983     Corporation)                              [except Mallard
in Book 196,                                                Point Estates]
Page 441,
Reception
No. 15202 as
recorded in the
Archuleta County
Clerk and
Recorder's Office

First Amendment   Fairfield-Eaton, Inc.   The First         All property
to Deed of Trust  (formerly Eaton         National Bank     described in
dated June 10,    International           of Boston         Schedule "A",
1983, recorded    Corporation)                              [except Mallard
June 21, 1983                                               Point Estates]
in Book 199,
Page 833,
Reception
No. 117126 as
recorded in the
Archuleta County
Clerk and
Recorder's Office


Deed of Trust     Fairfield Acceptance    The First         All property
dated June 21,    Corporation             National Bank     described in
1983, recorded                            of Boston         Schedule "A",
June 21, 1983                                               [except Mallard
in Book 199,                                                Point Estates]
Page 853,
Reception
No. 117127 as
recorded in the
Archuleta County
Clerk and
Recorder's Office


Fairfield Communities, Inc.:  First National Bank of Boston
---------------------------

AMENDED and RESTATED DEED OF TRUST, ASSIGNMENT of RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY AGREEMENT dated August 25, 1992 effective as of September 1, 1992, as recorded September 4, 1992 in Book 382, Pages 257-311, Reception No. 0188775 in the Archuleta County Clerk and Recorder's Office, as amended from time to time.

Fairfield Acceptance Corporation:
--------------------------------
AMENDED and RESTATE DEED OF TRUST, ASSIGNMENT of RENTS, LEASES and LEASEHOLD INTERESTS and SECURITY AGREEMENT dated November 18, 1992, but effective as of September 1, 1992, as recorded December 30, 1992, Reception No. 191405 as recorded in Archuleta County Clerk and Recorder's Office, as amended from time to time.


                                SCHEDULE C


                       1993-A TRUST INTERVALS AND LOTS

                            (Previously Provided)

                            [Information Omitted]




                                 SCHEDULE D


                         TRIPLE-A INTERVALS AND LOTS

                           GRANTED ON CLOSING DATE
                    (April 10, 1995 - Previously Provided)

                            [Information Omitted]






                                 ADDENDUM TO
                                  SCHEDULE D


                         TRIPLE-A INTERVALS AND LOTS

                    GRANTED ON EFFECTIVE RESTATEMENT DATE
                              (September 17, 1996)

                                     None